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                          Supplement dated May 10, 2001
                     To the Prospectus dated October 1, 2000
                           Of ISI STRATEGY FUND SHARES
                      (A Class of ISI Strategy Fund, Inc.)


The Prospectus dated October 1, 2000 of ISI Strategy Fund Shares (a Class of ISI Strategy Fund, Inc.) is hereby amended and supplemented by the following:

The section entitled "Objective and Strategies" under "Investment Program" is replaced with the following paragraph:

Objective and Strategies

         The Fund seeks to maximize total return through a combination of long-term growth of capital and current income. The Fund's investments are actively allocated between common stocks of U.S. issuers and U.S. Treasury securities. International Strategy & Investment Inc. ("ISI" or the "Advisor"), the Fund's investment advisor, determines the relative weightings of common stocks and Treasury securities in the Fund's portfolio and manages the Treasury portion of the portfolio. Edward S. Hyman and R. Alan Medaugh, Chairman and President, respectively, of ISI will guide the allocation of the Fund's assets between common stocks and Treasury securities based on ISI's analysis of the pace of the economy and its forecasts for the direction of interest rates and corporate earnings. Wilshire Associates Incorporated, the Fund's investment sub-advisor ("Wilshire" or the "Sub-Advisor"), selects the Fund's equity investments with a quantitative model that seeks to capture an enhanced return for the broad U.S. equity market as represented by the Wilshire 5000 Index ("Wilshire 5000"). Using this model, Wilshire selects a sampling of the common stocks contained in the Wilshire 5000 in an attempt to match the return of the Index, plus 1-2%, with volatility that from time to time may exceed that of the Index.


The fourth paragraph under "Investment Objective, Policies and Risk Considerations" is replaced with the following paragraph:

         In managing the common stocks in the Fund's portfolio, Wilshire will attempt to capture an enhanced return for the broad U.S. equity market as represented by the Wilshire 5000. To accomplish this, Wilshire uses a quantitative model to select a sampling of the stocks contained in the Wilshire 5000. With this model, Wilshire constructs the Fund's equity portfolio so that its market capitalization and industry sector weightings closely resemble those of the Wilshire 5000, but, where the model suggests, sector weightings are slightly varied in an effort to provide enhanced returns. Therefore, Wilshire seeks performance for the Fund's equity portfolio that approximately resembles that of the Wilshire 5000, plus 1-2%, with volatility that from time to time may exceed that of the Index. The Wilshire 5000 consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market.




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